SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                      TIS Mortgage Investment Company
      ---------------------------------------------------------------
             (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-
     6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:_/

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     4)   Proposed maximum aggregate value of transaction:

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_/   Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

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     2)   Form, Schedule or Registration Statement No.:

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
                      TIS MORTGAGE INVESTMENT COMPANY
                     655 MONTGOMERY STREET, SUITE 800
                      SAN FRANCISCO, CALIFORNIA 94111
                              (415) 393-8000


                 Notice of Annual Meeting of Stockholders
                        To Be Held on June 7, 1995


To Our Stockholders:

The 1995 Annual Meeting of Stockholders of TIS Mortgage Investment Company will be held at The Holiday Inn, 750 Kearny Street, San Francisco, California on Wednesday, June 7, 1995, at 9:00 a.m., Pacific time, to consider and act upon the following matters:

     1.   To elect two (2) Class III directors to serve for three years.

     2.   To vote on a proposal to approve the Company's 1995 Stock Option
          Plan.

     3. To vote on a proposal to approve possible compensation of the Manager in the form of stock.

     4. To vote on a proposal to ratify the appointment of Arthur Andersen LLP as the independent accountants of the Company for the fiscal year ending December 31, 1995.

     5. To transact such other business as may properly come before the meeting or any adjournments thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on March 31, 1995, the record date, will be entitled to vote at the meeting.

All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has previously returned a proxy.

                              W. Bruce McConnel, III
                              Secretary

April 20, 1995

The Proxy Statement for the Annual Meeting follows this page. The Annual Report of the Company to its stockholders for the calendar year ended December 31, 1994 accompanies this Proxy Statement.

                      TIS MORTGAGE INVESTMENT COMPANY
                     655 MONTGOMERY STREET, SUITE 800
                      SAN FRANCISCO, CALIFORNIA 94111


                              PROXY STATEMENT


General

     This Proxy Statement, which is being sent to stockholders on or about April 20, 1995, is furnished in connection with the solicitation by TIS Mortgage Investment Company, a Maryland corporation (the "Company"), of proxies for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held at The Holiday Inn in San Francisco, California on Wednesday, June 7, 1995, at 9:00 a.m., Pacific time, and any adjournments thereof.

Record Date

     Stockholders of record at the close of business on March 31, 1995 (the "Record Date") are entitled to vote at the Meeting. On the Record Date, there were issued and outstanding 8,105,880 shares of the Company's Common Stock, $.001 par value (the "Common Stock").

Revocability of Proxies

     A proxy may be revoked in writing at any time before it is exercised by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attending the meeting and electing to vote in person, but mere attendance at the meeting will not revoke a proxy.

Solicitation

     The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or telefax. No additional compensation will be paid for such solicitation. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of Common Stock held in their names. The Company will reimburse such persons for their reasonable expenses in forwarding proxy materials to such beneficial owners.

Voting

     The presence, in person or by proxy, of the holders of a majority of the total shares of Common Stock outstanding constitutes a quorum for the transaction of business at the meeting. If a proxy is properly executed and returned, the shares represented thereby will be voted at the Meeting in accordance with the instructions thereon. However, if no instructions are specified, such shares will be voted for each nominee for director, and for each other proposal described in this Proxy Statement. If a proxy is accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.

     Each stockholder voting at the meeting in person or by proxy may cast one vote per share of Common Stock held for each nominee for director. In the election of directors, the two nominees receiving the highest number of votes cast at the meeting will be elected. The withholding of voting authority with respect to the election of directors will have no legal effect on the election of directors. Cumulative voting in the election of directors is not permitted. On all other matters, one vote may be cast for each share of Common Stock held. Approval of all proposals other than the election of directors requires approval by a majority of votes cast on the proposal, provided in the case of proposal 2 (to approve the Company's 1995 Stock Option Plan) and proposal 3 (to approve possible compensation of the Manager in the form of stock) that the total vote cast on the proposal represents more than 50% of the outstanding shares of Common Stock of the Company. Abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Accordingly, abstentions will not be counted toward the requirement that the total vote cast on proposals 2 and 3 represent more than 50% of the outstanding shares of Common Stock of the Company. Otherwise, abstentions will have no legal effect. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

Beneficial Ownership

     As of March 31, 1995, to the Company's knowledge, no person owned beneficially more than 5% of the Company's Common Stock.

Annual Report

     The Company's 1994 Annual Report to Stockholders, which was mailed to stockholders with this Proxy Statement, contains financial and other information about the activities of the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy solicitation materials.


                         I.  ELECTION OF DIRECTORS

     The Company's Articles of Incorporation and By-Laws provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. There are currently eight directors. Class III which comes up for election at the Meeting consists of two directors. The Board of Directors has nominated, and recommends the election of, the following two persons to continue as members of this Class and to serve as directors of the Company until the 1998 Annual Meeting or until their successors are elected and have qualified:

                               John D. Boyce
                            Douglas B. Fletcher

     Both of the nominees are presently serving as directors of the Company. Although the Board of Directors has no reason to believe that either of them will be unable to serve, if such should occur, proxies will be voted (unless marked to the contrary) for such person or persons as shall be recommended by the Board of Directors, unless the Board of Directors decides to reduce the number of directors.

     The Company has an agreement (the "Management Agreement") with TIS Financial Services, Inc. (the "Manager") which provides that the Manager shall be responsible for the day-to-day operations of the Company. The Manager is a Delaware corporation, 75% of the common stock of which is held by Corporate Capital Investment Advisors, a California corporation. The By-Laws of the Company provide that a majority of the members of the Board of Directors, and any committee thereof, must be "Unaffiliated Directors", i.e. persons who (i) are not "Affiliates" of the Manager, as that term is defined in the By-Laws or Affiliates of persons who are Affiliates of the Manager, and (ii) are not employed by, or receiving any compensation
(except for serving as a director) from, the Company.

Beneficial Ownership

     The following table sets forth, as of April 20, 1995, certain information with respect to each nominee for election as a director, each director whose term of office will continue after the Annual Meeting, each executive officer, and all nominees, continuing directors and executive officers of the Company as a group:

                                            Present    Common Shares
                               Director      Term       Beneficially     Percent of
Name                            Since       Expires       Owned *       Common Stock
- - ---------------------------    --------     -------    -------------    ------------
John D. Boyce                    1988        1995           6,000            ***
Robert H. Edelstein              1988        1997           1,000            ***
Patricia M. Howe (1)             1988        1996          50,000            ***
Douglas B. Fletcher (2)          1988        1995           5,100            ***
Robert W. Ledoux                 1988        1996           3,550 (3)        ***
Lorraine O. Legg (1)             1988        1997          36,000 (4)        ***
Harvie M. Merrill                1988        1996           3,000 (5)        ***
Will M. Storey                   1988        1997          25,000            ***
John E. Castello (1)              **          **            9,800 (6)        ***
W. Bruce McConnel, III (7)        **          **               --            --
All directors and executive                               139,450           1.72%
officers as a group
(10 persons)

*    Unless otherwise indicated, the beneficial owner has sole voting and investment power.
**   Not a director
***  Less than 1%

(1)  Affiliated with the Manager.
(2)  Mr. Fletcher is a partner of a partnership that indirectly owns stock in the
     Manager.
(3)  Includes 500 shares held in an individual retirement account for the benefit of
     Mr. Ledoux's wife as to which Mr. Ledoux shares voting and investment power.
(4)  Includes 100 shares as to which Ms. Legg shares voting and investment power.
(5)  Includes 2,000 shares held jointly by Mr. Merrill's wife and mother-in-law as to which Mr. Merrill shares voting and investment power.
(6)  Includes 2,300 shares held in an individual retirement account for the benefit of Mr. Castello's wife, as to which Mr. Castello shares voting and investment power.
(7)  Drinker Biddle & Reath, of which Mr. McConnel and Henry S. Hilles, Jr., the
     Assistant Secretary of the Company, are partners, receives legal fees as counsel to the Company.

Biographical Information

     Biographical information with respect to the two nominees for election, as well as for each continuing director and each executive officer of the Company, furnished in part by each such person, appears on the following pages. Except as otherwise noted, the named individuals have had the occupations indicated (other than directorships) for at least 5 years. Officers of the Company are elected annually to serve for one-year terms or until their successors are elected and have qualified.

     John D. Boyce, 68, Retired. From 1975 to September 1993, Vice President Financial Affairs, University of San Diego, in which capacity he was responsible for investments, controllership, administration, facilities, construction and communications; from 1970 to 1979, owner and operator of North County Cable TV, Incorporated, serving San Diego County; from 1966 to 1975, Partner, Lomas Santa Fe Development Company and Lomas Santa Fe Realty (over one thousand single family homes and condominiums, shopping centers, and country club and office buildings); Founder of Rancho Santa Fe Thrift & Loan Association, San Diego, California.

     Robert H. Edelstein, 51, Real Estate Development Professor and Co-Chairman, Center for Real Estate, Haas School of Business, University of California at Berkeley; from 1982 to 1985, Professor of Finance and Co-Director, Real Estate Center, The Wharton School, The University of Pennsylvania.

     Patricia M. Howe, 66, Chairman of the Company (since 1988); Chairman and Chief Executive Officer, Capitalcorp, Inc.; Chairman, Capitalcorp Asset Management; Chairman, Pacific Securities, Inc.; Chairman, United Securities Financial Corporation of Illinois; Chairman, Chief Financial Officer and Managing Director, Corporate Capital Investment Advisors; Chairman, TIS Asset Management (since 1991); Chairman, TIS Financial Services, Inc. (formerly Thrift Investment Services) (financial products); Director, TIS Mortgage Acceptance Corporation (subsidiary of the Company).

     Douglas B. Fletcher, 69, Chairman and Chief Executive Officer, Fletcher Capital Advisors Incorporated (investment advisor); Partner, Newport Partners (privately-owned venture capital firm); Vice Chairman, The Pacific Horizon Group of mutual funds managed by Bank of America; from 1962 to 1982, Chairman and Chief Executive Officer of Angeles Corporation
(AMEX), with over $2 billion of securities and approximately $400 million of real estate assets under management; former Allied Member, New York Stock Exchange; Chartered Financial Analyst.

     Robert W. Ledoux, 54, Associate, Bryan & Edwards (private venture capital) since 1984; for the prior 11 years, Vice President, BA Investment Management Co. (wholly-owned subsidiary of Bank of America).

     Lorraine O. Legg, 55, President and Chief Executive Officer of the Company (since 1988); President and Director, Capitalcorp, Inc.; President and Director, Pacific Securities, Inc.; President, Chief Executive Officer and Managing Director, Corporate Capital Investment Advisors; President, TIS Asset Management (since 1991); President and Chief Executive Officer, TIS Financial Services, Inc. (financial products); Director, Meridian Point Realty Trust '83; Director, Meridian Point Realty Trust #VI Co.; Director, Meridian Point Realty Trust #VIII Co.; Director, Downtown Association of San Francisco; Director, Children's Garden of California; Director, Planned Giving Foundation; Director, Thermaltech Development, Inc.; Director, CFI ProServices, Inc.

     Harvie M. Merrill, 74, Private Investor. Until 1988, Chairman and Chief Executive Officer, Hexcel Corporation (a manufacturer of lightweight composite aircraft materials); until 1990, Director, Fibreboard Corporation (a lumber, plywood and fiberglass insulation manufacturing corporation).

     Will M. Storey, 63, Executive Vice President, Chief Financial Officer and Director, American President Companies, Ltd. (holding company)(since
1991); Director, Manville Corporation (since 1989); Director, Albertsons Inc. (since 1992)(supermarkets); Director, Riverwood International Corp. (since 1992); from 1982 to 1988, Vice Chairman, Executive Vice President and Chief Financial Officer of Federated Department Stores Inc. in which capacity he was responsible for research, finance and planning of all real estate activities; prior to 1982, Vice President and Chief Financial Officer, Boise Cascade Corporation.

     John E. Castello, 50, Executive Vice President and Chief Financial Officer of the Company (since 1988) and its Treasurer (since June, 1993); Senior Vice President, TIS Financial Services, Inc. (formerly Thrift Investment Services) (financial products); Director, TIS Mortgage Acceptance Corporation (subsidiary of the Company); Director and Senior Vice President, TIS Asset Management (since 1991); Assistant Secretary, INVG Mortgage Securities Corp. (since 1992).

     W. Bruce McConnel, III, 52, Secretary of the Company (since 1988); Partner, Drinker Biddle & Reath (law firm).

Information Concerning Meetings and Certain Committees

     The Board of Directors held six meetings during 1994. The Company has a standing Audit Committee consisting of Messrs. Boyce, Edelstein, Ledoux, Merrill, and Storey. This Committee makes recommendations to the Board of Directors concerning the engagement, retention and discharge of independent auditors, reviews with the Company's independent auditors the plans and results of the auditing engagement and the adequacy of the Company's system of internal accounting controls, and directs any investigations into matters within the scope of the foregoing duties. The Audit Committee met once during 1994. The Company does not have standing nominating or compensation committees or any other such committee which performs similar functions.

     During 1994, all directors attended at least 75% of the total number of meetings of the Board of Directors.

Compensation of Directors

     The Company pays an annual director's fee of $12,000 to each director who is not an Affiliate of the Manager and a fee of $300 for each meeting of the Board of Directors attended by each such director (except meetings by conference telephone) and of each committee of the Board of Directors. The Company reimburses directors for costs and expenses incurred in attending such meetings.

       II. PROPOSAL TO APPROVE THE COMPANY'S 1995 STOCK OPTION PLAN

BACKGROUND

     The Board of Directors proposes and recommends that stockholders approve the Company's 1995 Stock Option Plan (the "1995 Plan"), which provides for the granting of non-qualified stock options ("options") to officers and Unaffiliated Directors of the Company.

     On April 13, 1995, the Board of Directors adopted the 1995 Plan, the purpose of which is to assist the Company in attracting and retaining capable officers and Unaffiliated Directors, and to provide an inducement to such individuals, through share ownership in the Company, to promote the best interests of the Company.

DESCRIPTION OF THE 1995 PLAN

     The following is a summary of certain of the terms of the 1995 Plan. Such summary is qualified in its entirety by reference to the 1995 Plan, a copy of which is attached as Exhibit A to this Proxy Statement.

     Stock Subject to the 1995 Plan. Under the Plan, options may be granted to purchase up to an aggregate of 400,000 shares of Common Stock of the Company, subject to adjustments to reflect any stock splits, stock dividends, share combinations or similar changes in the capital of the Company. No officer or Unaffiliated Director may be granted options under the 1995 Plan to purchase more than 150,000 Common Shares. Common stock issuable under the 1995 Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares for this purpose. The market value of the shares of Common Stock reserved for issuance under the 1995 Plan at April 19, 1995 was $2.00 per share (based upon the last sale price on that day).

     Administration. If approved, the 1995 Plan will be administered by the Company's Stock Plans Committee (the "Committee") consisting of not less than two Unaffiliated Directors appointed by the Company's Board of Directors. The Committee members will have full authority, subject to the terms of the 1995 Plan, to select officers of the Company to receive options, to determine the terms and conditions of such options, and generally to administer the 1995 Plan. The Committee may select optionees from eight officers.

     The 1995 Plan contains a formula that will grant options to the Company's Unaffiliated Directors; the Committee will have no discretion with respect to the amount, price or timing of options granted pursuant to that formula. There are currently six Unaffiliated Directors who will be eligible to receive options.

     Duration and Amendment of 1995 Plan. Except to the extent limited by the 1995 Plan, and rules promulgated under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Board of Directors of the Company will have the power, without the consent of the shareholders, to discontinue, amend or revise the terms of the 1995 Plan. The 1995 Plan will terminate at midnight on April 12, 2005 unless earlier discontinued by the Board of Directors; no options may be granted after such termination, but options outstanding at the time of termination will remain exercisable in accordance with their terms.

     Terms and Conditions of Options

     (a) Options Granted to Officers. Options may be granted to officers for terms of not more than ten years, and are exercisable in such installments as the Committee may determine. The Committee may accelerate the exercise date of an option granted to an officer in the event of the termination of the officer's employment, disability or death, or in the event of certain corporate transactions (see "Adjustments upon Mergers and Other Events").

     (b) Options Granted to Unaffiliated Directors. Beginning with the 1995 Annual Meeting, an Unaffiliated Director in office at the close of each Annual Meeting will be granted an option to purchase 1,000 shares of Common Stock on the tenth business day immediately following each such Annual Meeting of shareholders. Therefore, if the 1995 Plan is approved and the nominees are reelected, a total of six options to purchase 6,000 shares of Common Stock will be granted to the six individuals who are currently Unaffiliated Directors at the close of the 1995 Annual Meeting of shareholders.

     Options granted to an Unaffiliated Director are exercisable on the date of grant, and remain exercisable for ten years from the date of grant, unless the Unaffiliated Director's services for the Company are terminated at an earlier date.

     (c) Terms and Conditions Applicable to All Options. The exercise price an officer must pay to receive a share of Common Stock under an option is equal to 100% of the fair market value (as defined in the Plan) of the optioned share on the date the option is granted, whereas the exercise price an Unaffiliated Director must pay is equal to 110% of the fair market value (as defined in the Plan) of the optioned share on the date the option is granted, provided that the exercise price will be reduced in each case by the aggregate amount of cash dividends declared after the date the optionee is eligible to purchase such share. In no event, however, will the exercise price be less than 50% of the fair market value of the optioned share on the date the option is granted.

     An option held by an optionee whose services for the Company are terminated (for any reason, including death or disability) prior to the expiration date of such option, will remain exercisable by the former officer or Unaffiliated Director, or his or her personal representative, for such periods following the termination as provided in the 1995 Plan and the applicable option agreement.

     Upon exercise of an option, the exercise price must be paid in cash.

     Stock Option Agreements. The 1995 Plan also requires that optionees enter into stock option agreements with the Company which incorporate the terms of the options and such other terms, conditions and restrictions, not inconsistent with the 1995 Plan and applicable law, as the Committee may determine.

     Adjustments upon Mergers and Other Events. In the event of a merger, consolidation or certain other corporate transactions, options will be assumed by the surviving or successor corporation, if any. However, the 1995 Plan also authorizes the Committee to terminate options (other than options granted to Unaffiliated Directors) in the event of such a corporate transaction, provided that any then exercisable option may be exercised within seven days of notice of termination by the optionee. Further, the exercise date of any options to be so terminated may be accelerated by the Committee.

FEDERAL INCOME TAX CONSEQUENCES

     Based on the advice of counsel, the Company believes that the normal operation of the 1995 Plan should generally have, under the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations and rulings thereunder, all as in effect on April 1, 1995, the following principal Federal income tax consequences for each optionee and the
Company:

     (i) The optionee will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of an option.

     (ii) The optionee generally will recognize ordinary income at the time of the exercise of the option, in an amount equal to the excess of the fair market value of the shares at the time of such exercise over the exercise price. One exception to this general rule is that if the sale at a profit of the shares acquired on exercise of the option could subject the optionee to liability under Section 16(b) of the Exchange Act, the optionee's rights in such shares will be deemed nontransferable and subject to a substantial risk of forfeiture under Section 83(c)(3) of the Code. These short-swing profit restrictions of Section 16(b) will generally lapse six months after the date the option is granted. In such case, unless the optionee makes an election under Section 83(b) of the Code, within thirty days of the date of exercise of the option, to include the excess in his income on the exercise date, the optionee will generally recognize ordinary income on the date the restrictions lapse (that is, generally six months after the date of grant) in an amount equal to the excess of the fair market value of the shares on such date over the exercise price.

     (iii) The Company will be entitled to a deduction to the extent of the ordinary income recognized by the optionee in accordance with the rules of Section 83 of the Code and the regulations thereunder.

     (iv) Gain or loss recognized by the optionee upon a subsequent disposition of such shares will be long-term or short-term capital gain or loss, if such shares are otherwise capital assets in the hands of the optionee. Any net capital gain (i.e., the excess of net long-term capital gain for the taxable year over net short-term capital losses for such taxable year) will be taxed as ordinary income, but not in excess of a maximum rate of 28%. Any such loss will be treated as a capital loss and thus can only be used to offset up to $3,000 per year ($1,500 in the case of a married individual filing separately) of ordinary income.

     The comments set forth in the above paragraphs are only a summary of certain of the Federal income tax consequences relating to the 1995 Plan as in effect on April 1, 1995. No consideration has been given to the effects of state, local and other laws (tax or other) on the 1995 Plan or the optionee.

APPROVAL BY STOCKHOLDERS

     The Board of Directors believes that the proposal to approve the 1995 Plan is in the best interests of the Company and its stockholders and unanimously recommends a vote FOR approval of the 1995 Plan.

     Stockholder approval of the 1995 Plan will afford the officers and Unaffiliated Directors subject to Section 16(b) of the Exchange Act an exemption from the provisions thereof with respect to options awarded under the Plan. Section 16(b) off the Exchange Act provides generally that "profits" realized by such persons through the purchase and sale, or sale and purchase, of shares of Common Stock within any six-month period are recoverable by the Company. Rule 16(b) provides an exemption for the acquisition or expiration of options granted under a plan which has been approved by stockholders and meets certain other criteria which the Company believes are met by the 1995 Plan.

     If the 1995 Plan is not approved by stockholders, it will not take effect.

 III. PROPOSAL TO APPROVE POSSIBLE COMPENSATION OF THE MANAGER IN THE FORM
                                 OF STOCK

     As described below under "Management Agreement," the Company's Management Agreement with the Manager provides for base and incentive management fees that are payable in cash. The Manger's rate of compensation was established in 1988 in light of the nature of the assets that the Company expected to, and did, acquire after its initial public offering. These assets consisted principally of residual interests in collateralized mortgage obligations and other mortgage-backed instruments.

     The Company has now determined that a substantial portion of its future investments will consist of direct fee ownership of real estate, including multi-family residential properties. As described below under "Management Agreement," a committee of the Board of Directors composed of Unaffiliated Directors (the "Board Committee") has begun a review of the compensation of the Manager in light of the Company's ongoing acquisition of multi-family residential properties. Typically, the compensation of managers of real estate investment companies varies depending on the nature of the assets owned by the company, among other things.

     The Management Agreement is renewable annually, and its current term extends through June 30, 1995. The Board of Directors expects to consider the renewal of the Management Agreement prior to its expiration, and at that time expects to consider a recommendation from the Board Committee as to whether the management fee should be revised. Neither the Board Committee nor the Board of Directors has reached any conclusions as to whether the fee should be revised as of the date of this proxy statement.

     The Board Committee has advised the Board of Directors that it may wish to recommend to the Board of Directors that a portion of the compensation of the Manager be payable in the form of shares of Common Stock of the Company under certain circumstances. In light of the affiliations between the Manager and certain directors and the principal officers of the Company, the Board of Directors requests stockholder approval of the possible issuance of Common Stock of the Company to the Manager as part of its compensation under the Management Agreement, in the event that the Management Agreement is revised to so provide.

     The Board of Directors believes that this proposal is in the best interests of the Company and its stockholders and unanimously recommends a vote FOR approval of this proposal. The Board wishes to continue to provide incentives to the Manager, and believes that the possible issuance of Common Stock to the Manager in lieu of cash compensation should serve this objective. In addition, such issuance of Common Stock would permit the Company to invest the cash that would otherwise be paid to the Manager in additional assets. If the proposal is approved, there will be no further vote of stockholders prior to any issuance of Common Stock to the Manager.

              IV. RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

     The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the Company's consolidated financial statements for the fiscal year ending December 31, 1995. The stockholders will be asked to ratify this appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Arthur Andersen LLP has served as the Company's independent public accountants since the first fiscal period ended December 31, 1988. Representatives of Arthur Andersen LLP are expected to be present at the meeting and will have the opportunity to respond to appropriate questions and to make a statement if they desire.


                             V. OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any matters properly come before the meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                         VI. MANAGEMENT AGREEMENT

     The Manager advises the Company on various aspects of its business and manages its operations in accordance with investment criteria established by the Company's Board of Directors. The executive officers of the Manager, all of whom serve as directors and/or officers of the Company, are as follows: Patricia M. Howe, Chairman of the Board; Lorraine O. Legg, President and Chief Executive Officer; and John E. Castello, Senior Vice President. Ms. Howe and Ms. Legg each own 38.125% of the outstanding stock of the parent of the Manager. For performing these services, the Manager receives (i) a base management fee payable quarterly, in an amount equal to 3/8 of 1% per annum of the Company's average invested assets and (ii) an incentive management fee, payable quarterly, in an amount equal to 25% of the amount by which the Company's annualized return on equity exceeds the ten-year U.S. Treasury Rate plus 1%. Management fees of $121,000 were earned in 1994.

     The Company reimburses the Manager for certain expenses incurred by the Manager on the Company's behalf, including rent, telephone, utilities, office furniture, equipment and machinery, computers, and computers services, as well as expenses relating to accounting, bookkeeping and related administrative functions (including the employment expenses of any persons performing these functions), and fees and expenses of agents employed directly by the Company or by the Manager at the Company's expense. Reimbursable expenses paid by the Company to the Manager totaled $514,922 for 1994. This amount included $144,500 paid by the Company as reimbursement of 85% of the salary of John E. Castello, the Executive Vice President, Treasurer and Chief Financial Officer of the Company. The Company expects to pay similar amounts to the Manager in 1995.

     Unless waived by the Unaffiliated Directors, the Management Agreement provides that the Manager shall reimburse the Company up to the amount of the base management fee to the extent that certain of the Company's expenses exceed the greater of 2% of the average invested assets of the Company or 25% of the Company's net income for the year ("Excess Expenses"). The Company experienced Excess Expenses in 1993 and 1994, and the Unaffiliated Directors waived the reimbursements that would otherwise have been required by the Management Agreement.

     Except as set forth above, the Manager is required to pay employment expenses of its personnel, rent, telephone, utilities, other office expenses, certain travel and miscellaneous administrative expenses of the Manager and, if the Manager or an affiliate of the Manager serves as bond administrator for a series of structured securities issued by or on behalf of the Company, all expenses incurred by the Manager in performing administrative services in connection with the issuance and administration of such series of such structured securities.

     If the Company participates in programs operated by the Manager for the pricing and acquisition of mortgage loans, the Company will pay the manager a fixed expenses allowance in an amount which shall be determined by the Unaffiliated Directors, and which shall be subject to adjustment every six months upon approval by the Unaffiliated Directors. The amount of such allowance would not be subject to the expense limitation described above.

     The Company has a bonus program pursuant to which employees of the Manager or of the Company who devote at least 50% of their time solely to business of the Company and who were employed during the full calendar year are eligible to participate. The total amount of bonuses for a calendar year is equal to 3.5% of the dollar amount, if any, by which the Company's annualized return on equity exceeded the ten-year U.S. Treasury rate plus 1%. Bonuses are payable after the end of the year. No bonuses were earned in 1994. This program is subject to annual review by the Board of Directors.

     In order to compensate the Manager for certain administrative functions that the Manager will perform with respect to certain Residual Interests purchased by the Company for which neither the Manager nor an Affiliate acts as bond administrator, the Company pays the Manager a fee equal to $10,000 for each year or fraction thereof that the Company holds such Residual Interest. A total of $100,000 of these Residual Interest administration fees were paid to the Manager in 1994. The Company will also pay the Manager certain bond issuance and administration fees when it acts in the capacity of bond administrator in connection with the issuance and administration of Structured Securities issued by or on behalf of the Company. Such fees are comparable to those that the Company would pay unrelated entities.

     Directors and executive officers of the Company are required to devote only so much of their time to the Company's affairs as is necessary or required for the effective conduct and operation of the Company's business. Because the Management Agreement provides that the Manager will assume principal responsibility for managing the affairs of the Company, the officers of the Company, in their capacities as such, are not expected to devote substantial portions of their time to the affairs of the Company. However, in their capacities as officers or employees of the Manager, or of the general partner of the Manager, they will devote such portion of their time to the affairs of the Company as is required for the performance of the duties of the Manager under the Management Agreement.

     In June 1994 the Board of Directors renewed the Management Agreement through June 30, 1995. It is thereafter renewable annually upon the affirmative vote of a majority of the Unaffiliated Directors. In March 1995 the Board of Directors authorized a committee composed of four Unaffiliated Directors to consider proposed revisions to the Management Agreement in light of the Company's acquisition of multi-family residential properties and recent waivers by the Unaffiliated Directors of the requirement in the Management Agreement that the Manager reimburse the Company for Excess Expenses. The Management Agreement may be terminated at any time upon 60 days' notice by the vote of a majority of the Unaffiliated Directors or by the vote of the holders of a majority of the outstanding shares of Common Stock of the Company.

                        VII. ADDITIONAL INFORMATION

Stock Performance Graph

     The following chart compares the cumulative total stockholder return on the Company's common stock during the five years ended December 31, 1994 with a cumulative total return on the Standard & Poor's 500 Stock Index and an industry index (the "Index") prepared by the National Association of Real Estate Investment Trusts ("NAREIT"). The Index consists of Mortgage Real Estate Investment Trusts and includes 29 companies with a total market capitalization of $2.5 billion as compiled by NAREIT. The comparison assumes $100 was invested on December 31, 1989 in the Company's common stock and in each of the foregoing indices and assumes reinvestment of dividends.

                  NAREIT
                 MORTGAGES       S&P 500          TIS
                 ---------      ---------      ---------
  12/31/89         100.00            100.00         100.00
  12/31/90          81.63             96.83         101.67
  12/31/91         107.62            126.41         137.15
  12/31/92         109.68            136.10          65.60
  12/31/93         125.84            149.70          39.27
  12/31/94          95.11            151.66          39.72

     Any stockholder wishing to receive a copy of the Index may contact the Company at its address provided above.

Compliance with Section 16(a) of the Securities Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of the copies of such forms it has received, the Company believes that all its officers, directors and greater than ten percent beneficial owners complied with all filing requirements applicable to them during the reporting period ended December 31, 1994.

Stockholder Proposals

     In order to be eligible for inclusion in the Company's proxy materials for the 1996 Annual Meeting, stockholders' proposals to take action at such meeting must comply with applicable Securities and Exchange Commission Rules and Regulations, must be directed to the Secretary of the Company at the offices set forth on page 1 of this proxy statement, and must be received by the Company not later than December 20, 1995.

     The Company, upon request, will furnish to record and beneficial holders of its Common Stock, free of charge, a copy of its Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for fiscal 1994. Copies of exhibits to the Form 10-K also will be furnished upon request and the payment of a reasonable fee. All requests should be directed to the Secretary of the Company at the offices of the Company set forth on page 1 of this proxy statement.


                                   W. Bruce McConnel, III
                                   Secretary

April 20, 1995

       Exhibit A:   Proxy Statement, dated April 20, 1995

                 TIS MORTGAGE INVESTMENT COMPANY
                     1995 STOCK OPTION PLAN
                           APRIL 13, 1995
                        TABLE OF CONTENTS

                                                            Page
Section 1.   Purpose                                         2

Section 2.   Administration                                  2

Section 3.   Eligibility                                     3

Section 4.   Stock                                           4

Section 5.   Granting of Options                             4

Section 6.   Terms and Conditions of Options                 5

Section 7.   Option Agreements - Other Provisions           10

Section 8.   Capital Adjustments                            10

Section 9.   Amendment or Discontinuance of The Plan        11

Section 10.  Termination of Plan                            12

Section 11.  Shareholder Approval                           12

Section 12.  Miscellaneous                                  12

                      TIS MORTGAGE INVESTMENT COMPANY
                          1995 STOCK OPTION PLAN

                                 SECTION 1

                                  PURPOSE

     This TIS MORTGAGE INVESTMENT COMPANY 1995 STOCK OPTION PLAN ("Plan") is intended to provide a means whereby TIS MORTGAGE INVESTMENT COMPANY ("Company") may, through the grant of non-qualified stock options ("Options") to purchase shares of common stock of the Company ("Common Shares") to Officers and Unaffiliated Directors (as defined in Section 3), attract and retain capable Officers and Unaffiliated Directors to promote the best interests of the Company and its subsidiaries.

     For purposes of the Plan, the term "non-qualified stock option" shall mean an option which, at the time such option is granted, does not qualify as an incentive stock option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and is designated as a non-qualified stock option in the Option Agreement. The term "subsidiary" shall mean any corporation, partnership, business entity or trade or business, whether or not incorporated, in which the Company holds, directly or indirectly, through one or more subsidiaries, a majority of the voting interests or, in the case of a partnership, a majority of the general partnership interests.

                                 SECTION 2

                              ADMINISTRATION

     The Plan shall be administered by the Company's Stock Plans Committee (the "Committee"), which shall consist of not less than two Unaffiliated Directors of the Company who shall be appointed by, and shall serve at the pleasure of, the Company's Board of Directors (the "Board"). Each member of the Committee, while serving as such, shall be deemed to be acting in his or her capacity as a director of the Company. Except as otherwise permitted under Section 5(b) of the Plan and section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act") and paragraph
(c)(2)(i) of Rule 16b-3 thereunder, no member of the Committee shall be granted, nor shall have been granted, Options pursuant to the Plan or equity securities (within the meaning of 17 C.F.R. Section 240.16a-1(d)) pursuant to any other plan of the Company or of any of its affiliates, as defined in the Exchange Act, at any time during the period commencing with the date which is one year prior to the date his or her service on the Committee began and ending on the date which is one day after the date on which his or her service on the Committee ceased.

          The Committee shall have full authority, subject to the terms of the Plan, to select the Officers to be granted Options under the Plan, to grant Options on behalf of the Company, and to set the date of grant and the other terms of such Options.

          With respect to the eligibility of Unaffiliated Directors, the Plan is intended to comply with Rule 16b-3 and its successors promulgated under the Exchange Act as a "formula award" plan described in Rule 16b-3(c)(2)(ii), and any provision of this Plan applicable to Unaffiliated Directors that is to the contrary shall be deemed null and void. Consequently, the award of Options to Unaffiliated Directors shall be as set forth in Section 5(b) of the Plan, and the Committee shall not have any discretionary authority with respect thereto.

           The Committee may correct any defect, supply any omission and reconcile any inconsistency in this Plan and in any Option granted to an Officer hereunder in the manner and to the extent it shall seem desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify, or rescind any such rules and regulations, and to make such determinations, and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon the Company, individuals granted Options under the Plan, the Company's stockholders, and upon their respective legal representatives, beneficiaries, successors, and assigns and upon all other persons claiming under or through any of them.

          No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                                 SECTION 3

                                ELIGIBILITY

          The persons eligible to receive Options under the Plan shall be officers of the Company ("Officers") and directors who are unaffiliated Directors as defined in the By-Laws of the Company ("Unaffiliated Directors"). Officer and Unaffiliated Directors who have been granted Options under the Plan shall be referred to as "Optionees.". More than one Option may be granted to an Optionee under the Plan.

                                 SECTION 4

                                   STOCK

           Options may be granted under the Plan to purchase up to a maximum of 400,000 Common Shares, par value $.001 per share, subject to adjustment as hereinafter provided; provided, however, that no Unaffiliated Director or Officer shall receive Options for more than 150,000 Common Shares. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

           If any Option granted under the Plan expires or otherwise terminates for any reason whatever (including, without limitation, the Unaffiliated Director's or Officer's surrender thereof) without having been exercised, the Common Shares subject to the unexercised portion of such Option shall continue to be available for the granting of Options under the Plan as fully as if such Common Shares had never been subject to an Option.

                                 SECTION 5

                            GRANTING OF OPTIONS

     (a) OFFICERS. From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Officers under the Plan such Options as it determines are warranted. In making any determination as to whether an Officer shall be granted an Option, the number of Common Shares to be covered by such Option, the exercise price of the Option, and the other terms of the Option, the Committee shall take into account the duties of the Officer, his or her present and potential contributions to the success of the Company or a related corporation, the tax implications to the Company and the Officer of any Options granted, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may provide in the Option Agreement that the Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

          (b) UNAFFILIATED DIRECTORS. On the tenth business day immediately following the 1995 Annual Meeting of shareholders and each Annual Meeting thereafter, an Unaffiliated Director in office at the close of such Annual Meeting shall be automatically granted an Option to purchase 1,000 Common Shares (as adjusted pursuant to Section 8).

                                 SECTION 6

                      TERMS AND CONDITIONS OF OPTIONS

          The Options granted pursuant to the Plan shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan as the Committee shall deem desirable:

               (a) NUMBER OF SHARES. A statement of the number of Common Shares to which the Option pertains.

               (b) PRICE. A statement of the Option price with respect to any Common Share to which the Option pertains which shall be determined as follows:

          (i)  OPTIONS GRANTED TO UNAFFILIATED DIRECTORS.

               (A) OPTION PRICE. The Option price with respect to any Common Share to which any Option granted to an Unaffiliated Director pertains shall be 110% of the fair market value of such option Common Share on the date the Option is granted, reduced by the aggregate amount to cash dividends declared by the Company on a Common Share, the record date of which is (AA) on or after the date such Option may be exercised with respect to such Common Share, and (BB) on or before the date such Option is exercised with respect to such Common Share. In no event, however, shall the Option price be less than 50% of the fair market value of the optioned Common Share, or, if greater, the par value thereof, on the date the Option is granted.

               (B) DETERMINATION OF FAIR MARKET VALUE. For purposes of this Section 6(b)(i) the fair market value of the optioned Common Shares on the date of grant shall be the average of the closing prices for the Common Shares on a registered securities exchange on the ten business days ending with the date of grant.

          (ii) OPTIONS GRANTED TO OFFICERS.

               (A) OPTION PRICE. The Option price with respect to any Common Share to which any Option granted to an Officer pertains shall be 100% of the fair market value of such optioned Common Share on the date the Option is granted, reduced by the aggregate amount to cash dividends declared by the Company on a Common Share, the record date of which is (AA) on or after the date such Option may be exercised with respect to such Common Share, and (BB) on or before the date such Option is exercised with respect to such Common Share. In no event, however, shall the Option price be less than

     50% of the fair market value of the optioned Common Share, or, if greater, the par value thereof, on the date the Option is granted

               (B) DETERMINATION OF FAIR MARKET VALUE. For purposes of this Section 6(b)(ii) the fair market value of the optioned Common Shares shall be arrived at by a good faith determination of the Committee and shall be:

                    (AA) The mean between the highest and lowest quoted selling price, if there is a market for the Common Shares on a registered securities exchange or in an over the counter market, on the date of grant, or

                    (BB) The weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant, if there are no sales on the date of grant but there are sales on dates within a reasonable period both before and after the date of grant, or

                    (CC) The mean between the bid and asked prices, as reported by the National Quotation Bureau on the date of grant, if actual sales are not available during a reasonable period beginning before and ending after the date of grant, or

                    (DD) If Sections 6(b)(ii)(B)(AA) through (CC) are inapplicable, such other method of determining fair market value as shall be authorized by the Code, or the rules and regulations thereunder, and adopted by the Committee.

          Where the fair market value of the optioned Common Shares is determined under (CC) above, the average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant is to be weighted inversely by the respective numbers of trading days between the selling dates and the date of grant (i.e., the valuation date), in accordance with Treas. Reg. Section 20.2031-2(b)(1).

          (c) TERM. A statement of the term of the Option, and of any circumstances which may result in the earlier termination of the Option. The term of each Option shall be as follows:

               (i) OPTIONS GRANTED TO OFFICERS. The term of an Option granted to an Officer shall be no more than 10 years from the date of grant subject to any circumstances which may result in an earlier termination of the Option.

               (ii) OPTIONS GRANTED TO UNAFFILIATED DIRECTORS. The term of an Option granted to an Unaffiliated Director shall be 10 years from the date of grant, subject to any circumstances which may result in the earlier termination of the Option.

               (d)  EXERCISE.

                    (i) OPTIONS GRANTED TO OFFICERS. Except as otherwise provided herein, Options granted to an Officer shall only be exercisable by the Officer granted the Option, in such installments and on such dates, as the Committee may specify. Subject to the restrictions of the Plan, the Committee may accelerate the exercise date of any Option granted to an Officer, in its discretion, if it deems such acceleration to be desirable.

                    (ii) OPTIONS GRANTED TO UNAFFILIATED DIRECTORS. Except as provided in Sections 6(e), 6(i) and 6(j), Options granted to an Unaffiliated Director shall be immediately exercisable by the Unaffiliated Director, commencing on the date of grant.

                    (iii) GENERAL. Any optioned Common Shares, the right to the purchase of which has accrued, may be purchased at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part, from time to time by giving written notice of exercise to the Company at its principal office, specifying the number of Common Shares to be purchased and accompanied by payment in full of the aggregate Option price for such Common Shares. Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

                    (iv) MEANS OF PAYMENT. The Option price shall be payable in cash or its equivalent.

                    (v) CERTAIN RESTRICTIONS ON OPTION EXERCISES. No Option may be exercised by a holder if the Company is taxed as a real estate investment trust under sections 856-860 of the Code or any successor provisions thereto and the applicable Treasury Regulations issued thereunder, and such holder would beneficially own (within the meaning of sections 856860 of the Code or any successor provisions thereto and the applicable provisions Treasury Regulations thereunder) more than 9.8% of the Common Shares then issued and outstanding.

               (e) NON-TRANSFERABILITY. No Option shall be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution, and during the lifetime of the Optionee, the Option shall be exercisable only by him or her or by his or her guardian or legal representative. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship.

               (f) RIGHTS AS A SHAREHOLDER. An Optionee shall have no rights as a shareholder with respect to any Common Shares covered by his or her Option until the issuance of a stock certificate to him or her for such Common Shares.

               (g) LISTING AND REGISTRATION OF SHARES. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the Common Shares covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of Common Shares thereunder, or that action by the Company or by the Optionee should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Optionee or his or her legal representative or beneficiary may also be required to give satisfactory assurance that Common Shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such Common Shares may be legended accordingly.

               (h) TERMINATION OF SERVICE. If an Optionee's services for the Company are terminated by either party prior to the expiration date fixed for his or her Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of such termination, or, with respect to an Officer, to any greater or lesser extent determined by the Committee, by the Optionee at any time prior to the earlier of:

                    (i)  The expiration date specified in such Option;

                    (ii) With respect to an Officer, an accelerated termination date determined by the Committee, in its sole discretion; or

                    (iii) With respect to an Unaffiliated Director, 12 months after termination of his or her membership on the Board.

               (i) EXERCISE UPON DISABILITY OF OPTIONEE. If an Optionee shall become disabled (within the meaning of section 22(e)(3) of the Code) during the performance of his or her services for the Company and, prior to the expiration date fixed for his or her Option, his or her services are terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of such termination, or with respect to an Officer, to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of:

                    (i)  The expiration date specified in such Option;

                    (ii) With respect to an Officer, an accelerated termination date determined by the Committee, in its discretion; or

                    (iii) With respect to an Unaffiliated Director, 12 months after termination of his or her membership on the Board as a consequence of such disability.

     In the event of the Optionee's legal disability, such Option may be so exercised by the Optionee's legal representative.

               (j) EXERCISE UPON DEATH OF OPTIONEE. If an Optionee shall die during his or her performance of services for the Company, and prior to the expiration date fixed for his or her Option, or if an Optionee whose services are terminated for any reason, shall die following his or her termination of services but prior to the earliest of:

                    (i)  The expiration date fixed for his or her Option;
          or

                    (ii) The expiration of the period determined under Sub-sections (h) or (i) above;

     such Option may be exercised, to the extent of the number of Common Shares with respect to which the Optionee could have exercised it on the date of his or her death, or, with respect to an Officer, to any greater extent permitted by the Committee, by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee, at any time prior to the earlier of:

                         (A)  The expiration date specified in such Option;

                         (B) With respect to an Officer, an accelerated termination date determined by the Committee, in its sole discretion; or

                         (C) With respect to an Unaffiliated Director, 12 months after the Unaffiliated Director's death.

               (k) WITHHOLDING TO SATISFY TAX OBLIGATIONS. The obligation of the Company to deliver Common Shares upon the exercise of any Option shall be subject to any applicable federal, state and local tax withholding requirements.

                                 SECTION 7

                   OPTION AGREEMENTS - OTHER PROVISIONS

          Options granted under the Plan shall be evidenced by written documents ("Option Agreements") in such form as the Committee shall, from time to time, approve, which Option Agreements shall contain such provisions, not inconsistent with the provisions of the Plan for Options granted pursuant to the Plan as the Committee shall deem advisable, and which Option Agreements shall specify that the Option is a non-qualified stock option. Each Optionee shall enter into, and be bound by, such Option Agreement, as soon as practicable after the grant of an Option.

                                 SECTION 8

                            CAPITAL ADJUSTMENTS

          The number of Common Shares which may be issued under the Plan, as stated in Section 4 hereof, the number of Common Shares issuable upon exercise of outstanding Options under the Plan (as well as the Option price per Common Share under such outstanding Options), shall be adjusted proportionately to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of the Company. In the event any such change in capitalization cannot be reflected in a straight mathematical adjustment of the number of Common Shares issuable upon the exercise of outstanding Options (and a straight mathematical adjustment of the Option price thereof), the Committee shall make such adjustments as are appropriate to reflect most nearly such straight mathematical adjustment. Such adjustments shall be made only as necessary to maintain the proportionate interests of optionees and preserve, without exceeding, the value of Options.

          In the event of a corporate transaction (as that term is described in section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Option shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options (except for those awarded to an Unaffiliated Director, which shall be nonterminable) if it determines that such termination is in
the best interests of the Company.   If the Committee decides to terminate
outstanding Options, the Committee shall give each Optionee holding an Option to be terminated not less than seven days' notice prior to any such termination by reason of such a corporate transaction, and any such Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, as provided in Section 6(d)(i) hereof, the Committee, in its sole discretion, may accelerate, in whole or in part, the date on which any or all Options granted to Officers become exercisable.

          The Committee also may, in its sole discretion, change the terms of any outstanding Option (except for an Option granted to an Unaffiliated Director) to reflect any such corporate transaction.

                                 SECTION 9

                  AMENDMENT OR DISCONTINUANCE OF THE PLAN

               (a) GENERAL. The Board, by resolution adopted at a duly held meeting of the Board or by unanimous written consent of the Board, from time to time may suspend or discontinue the Plan or amend it in any respect whatsoever, except that shareholder approval (given in the manner set forth in Section 9(b) below) shall be required with respect to any amendment which would:

                    (i) materially increase the benefits accruing to Officers and Unaffiliated Directors under the Plan,

                    (ii) materially increase the number of Common Shares that may be issued to Officers and Unaffiliated
          Directors under the Plan, or


                    (iii)  materially modify the requirements
          as to eligibility to participate in the Plan.

               Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

               (b) SHAREHOLDER APPROVAL REQUIREMENTS. The approval of shareholders must be by a majority of the outstanding Common Shares present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Maryland and must comply with all applicable provisions of the corporate charter, bylaws, and applicable laws.

               (c) AMENDMENTS AFFECTING UNAFFILIATED DIRECTORS. Notwithstanding the foregoing, no amendment to any provisions of the Plan that would affect (I) the amount of Options to be awarded to Unaffiliated Directors, (ii) the timing of grants to Unaffiliated Directors, (iii) the exercise price of Options granted to Unaffiliated Directors, (iv) the term of Options granted to Unaffiliated Directors, or (v) the time at which Unaffiliated Directors may exercise Options, shall be made more than once every six months, other than to comport with the changes in the Code or the rules promulgated thereunder.

                                SECTION 10

                            TERMINATION OF PLAN

          Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on April 12, 2005, and no Options hereunder shall be granted thereafter. Nothing contained in this Section 10, however, shall terminate or affect the continued existence of rights created under Options issued hereunder and outstanding on April 12, 2005, which by their terms extend beyond such date.

                                SECTION 11

                           SHAREHOLDER APPROVAL

          This Plan shall become effective on April 13, 1995; provided, however, that if the Plan is not approved by the shareholders in the manner described in Section 9(b), within (12) months before or after said date, the Plan and all Options granted hereunder shall be null and void.

                                SECTION 12

                               MISCELLANEOUS

               (a) GOVERNING LAW. The laws of the State of Maryland shall govern the operation of, and the rights of Officers and Unaffiliated Directors under, the Plan, the Option Agreements and any Options granted thereunder.

               (b) RIGHTS. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Committee shall have granted such individual an Option, and then his or her rights shall be only such as are provided by the Option Agreement.

               Any Option under the Plan shall not entitle the holder thereof to any rights as a shareholder of the Company prior to the exercise of such Option and the issuance of the Common Shares pursuant thereto. Further, notwithstanding any provisions of the Plan or the Option Agreement with an Optionee, the granting of an Option to an Optionee shall not entitle that Optionee to continue to serve as an Officer or Unaffiliated Director of the Company or affect the terms and conditions of such service.

               (c) INDEMNIFICATION OF BOARD AND COMMITTEE. Without limiting any other rights of indemnification which they may have from the Company and any subsidiary, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or pro ceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his or her own behalf.

               (d) APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Common Shares pursuant to Options granted under the Plan shall be used for general corporate purposes. Any cash received in payment for Common Shares upon exercise of an Option shall be added to the general funds of the Company and shall be used for its corporate purposes.

               (e) NO OBLIGATION TO EXERCISE OPTION. The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.

          IN WITNESS WHEREOF, TIS MORTGAGE INVESTMENT COMPANY has caused these presents to be duly executed, under seal, this 13th day of April, 1995.

ATTEST:                         TIS MORTGAGE INVESTMENT COMPANY

[SEAL]

/s/ Patrick R. Maguire          /s/  Lorraine O. Legg
- - ----------------------          ----------------------
Patrick R. Maguire              By:  Lorraine O. Legg
Assistant Secretary             President and Chief Executive
                                    Officer

PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                      TIS MORTGAGE INVESTMENT COMPANY

     The undersigned hereby appoints John E. Castello and Lorraine O. Legg, or either of them, Proxies, with full power of substitution, to represent and vote, as designated herein, all shares of common stock of TIS Mortgage Investment Company held of record by the undersigned on March 31, 1995 at the Annual Meeting of Stockholders to be held at the Holiday Inn, 750 Kearny Street, San Francisco, California on June 7, 1995, at 9:00 a.m., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

     The Board of Directors recommends a vote FOR Items 1, 2, 3 and 4. (Continued, and to be marked, dated and signed, on the other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

1. ELECTION  WITHHOLD
    OF       AUTHORITY
 DIRECTORS    to vote
  FOR All     for all   NOMINEES:  John D. Boyce and Douglas B. Fletcher
 nominees    nominees
 listed to   listed to
 the right   the right  (INSTRUCTION:  To withhold authority to vote for
(except as              any individual nominee, write that nominee's
 marked to              name in the space provided below.)
    the
 contrary)              ________________________________________________


2.  Approve the Company's 1995 Stock Option Plan.

          [  ] FOR          [  ] AGAINST          [  ] ABSTAIN


3. Approve the possible compensation of the Manager in the form of stock.

          [  ] FOR          [  ] AGAINST          [  ] ABSTAIN


4. Ratification of Arthur Andersen LLP as the independent certified public accountants of the corporation.

          [  ] FOR          [  ] AGAINST          [  ] ABSTAIN


5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                         Please sign as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                         Dated:_____________________________________,
                         1995

                         ________________________________________________
                                           (Signature)

                         ________________________________________________
                                   (Signature if held jointly)

PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.